UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2021

FINANCE OF AMERICA COMPANIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40308	85-3474065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 Lake Carolyn Parkway, Suite 1550

Irving, Texas 75039

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 865-8114

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FOA	New York Stock Exchange
Warrants to purchase shares of Class A Common Stock	FOA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously disclosed, on April 1, 2021, Finance of America Equity Capital LLC (“FoA”) and Replay Acquisition Corp. (“Replay”), a publicly traded special purpose acquisition company (“SPAC”), completed their previously announced business combination whereby Replay combined with FoA in a series of transactions (collectively, the “Business Combination”) that resulted in Finance of America Companies Inc. (the “Company”) becoming a publicly-traded company on the New York Stock Exchange. As a result of the Business Combination and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended, the Company became the successor issuer to Replay, and the Company is filing this Current Report on Form 8-K in its capacity as the successor issuer to Replay.

Following the Business Combination, on April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by SPACs may require classification as liabilities rather than equity, with changes in the fair value of the warrants reported in earnings each period, due to certain common provisions in SPAC warrant agreements providing for cash settlement in certain circumstances. Consistent with market practice at the time, Replay previously classified its warrants outstanding prior to the Business Combination as equity. For a full description of Replay’s warrants, please refer to Replay’s final prospectus, dated April 3, 2019, filed with the SEC in connection with its initial public offering.

On May 5, 2021, management of the Company and the Audit Committee of the Board of Directors of the Company determined that Replay’s audited financial statements for the years ended December 31, 2020 and December 31, 2019, and quarterly unaudited financial statements for the quarterly periods ended June 30, 2019, September 30, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 (the “Affected Periods”) should no longer be relied upon due to guidance in the SEC’s Public Statement indicating that Replay’s warrants should have been classified as liabilities on Replay’s balance sheet rather than equity.

Following consideration of the guidance in the SEC’s Public Statement, the Company concluded the warrants did not meet the conditions to be classified in equity and instead the warrant agreement governing Replay’s warrants includes a tender offer and make-whole provision that would require both the public warrants and private placement warrants issued in connection with Replay’s initial public offering to be classified as a liability measured at fair value, with changes in fair value reported each period in earnings, and thus following such guidance, the warrants should have been liability classified in the previously issued financial statements. In addition, management has identified errors made in the historical financial statements related to its stockholders’ equity where on the date of issuance of the units; Replay improperly allocated the net proceeds among the ordinary shares subject to possible redemption and public warrants. Management has also noted a reclassifications error related to temporary equity and permanent equity.

The Company has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm, BDO USA, LLP, and with Replay’s former independent registered public accounting firm, WithumSmith+Brown, PC, and intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 25, 2021 (“Amended 10-K”) reflecting this reclassification of the warrants for the Affected Periods. The adjustments to the financial statement items for the Affected Periods will be set forth through expanded disclosure in the financial statements included in the Amended 10-K, including further describing the restatement and its impact on previously reported amounts. The Company also intends to file amendments to its Quarterly Reports on Form 10-Q for the quarters ended September 30, 2020 and June 30, 2020 (such reports, together with the Amended 10-K, the “Amended Reports”). The Company is working diligently with its auditors and an independent valuation expert to finalize the valuation of the warrants and file the Amended Reports as soon as practicable.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s plans and expectations, impacts of accounting guidance and future filings. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s Current Report on Form 8-K filed with the SEC on April 7, 2021.

The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finance of America Companies Inc.

Dated: May 6, 2021	By:	/s/ Johan Gericke
Johan Gericke
Executive Vice President, Chief Financial Officer